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COMMON STOCK                                                      COMMON STOCK
  NUMBER                                                             SHARES


                                [LOGO] LIONBRIDGE


 INCORPORATED UNDER                                          SEE REVERSE FOR
THE LAWS OF DELAWARE                                       CERTAIN DEFINITIONS

                                                            CUSIP 536252 10 9


   THIS CERTIFIES THAT






   IS THE OWNER OF


  FULLY PAID AND NOW-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

---------------------- LIONBRIDGE TECHNOLOGIES, INC.-------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                [SEAL]

        [SIGNATURE]                                   [SIGNATURE]

         SECRETARY                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER AND TRUST COMPANY
                             TRANSFER AGENT
                              AND REGISTRAR
BY

                             AUTHORIZED SIGNATURE


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                         LIONBRIDGE TECHNOLOGIES, INC.

The Company is authorized to issue more than one class or series of stock. A copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights will be furnished by the Company upon written request and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common    UNIF GIFT MIN ACT-__________Custodian_________
TEN ENT- as tenants by the                           (CUST)            (Minor)
         entireties
 JT TEN- as joint tenants with                    under Uniform Gifts to Minors
         right of survivorship
         and not as tenants in
         common                                  Act __________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________________     X ______________________________________
                                       X ______________________________________
                                         NOTICE: THE SIGNATURE(S) TO THE
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME(S) AS WRITTEN UPON THE FACE OF
                                         THE CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ____________________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.